UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RYVYL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

RYVYL INC. 3131 CAMINO DEL RIO NORTH SUITE 1400 SAN DIEGO, CA 92108	Your Vote Counts! RYVYL INC. 2023 Annual Meeting Vote by November 1, 2023 11:59 PM ET

You invested in RYVYL INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 2, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 19, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* November 2, 2023 4:00 PM Eastern Time/1:00 PM Pacific Time
Virtually at: www.virtualshareholdermeeting.com/RVYL2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1.    To elect five directors to hold office until the next annual meeting and until their respective successors are elected and qualified.

Nominees:

01) Ben Errez                                     04) David Montoya

02) Fredi Nisan                                  05) Ezra Laniado

03) Genevieve Baer

For
2. To ratify the appointment of Simon & Edward, LLP as our independent registered public accounting firm for fiscal year ending December 31, 2023.	For
3. To approve, under Nasdaq Listing Rule 5635(d), the issuance to an institutional investor of shares of our common stock in excess of 20% of the number of shares of our common stock outstanding.	For
4. To approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of our common stock from 17,500,000 shares to 100,000,000 shares.	For
5. To approve the Company’s 2023 Equity Incentive Plan.	For
6. To approve on a non-binding advisory basis the executive compensation of our named executive officers.	For
7. To vote on the frequency of such non-binding advisory votes regarding the executive compensation of our named executive officers, every one (1), two (2) or three (3) years.	Years
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.